VALIC COMPANY I

Supplement to Statement of Additional Information dated March 15, 2002

On page 10, in the section entitled "Non-Fundamental Investment Restrictions," the paragraph under the heading "Short Sales" should be deleted in its entirety and replaced with the following:

All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law. (See "Investment Practices - Short Sales" for more information.)

On page 31, in the section entitled "Investment Practices," the following should be inserted before the paragraph entitled "Standard and Poor's Depositary Receipts."

Short Sales

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Money Market I Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

On page 49, the following should be inserted in the chart under the section entitled "Management of the Series Company" effective July 15, 2002.
Name, Birth Date and Address	Position(s) with VC I	Business Experience During the Last Five Years and Other Directorships
Paige T. Davis[1] 07/04/43 2929 Allen Parkway Houston, Texas 77019	Director since 2002

Regional Manager, VALIC (1976-2001); Director, Maryland African American Museum Corporation (1999-Present); Director, Maryland Racing Commission (1996-Present); Director, Morgan State University Foundation, Inc. (1988-Present); Director, Maryland Health and Higher Education Facilities Authority (1987-Present); Director, Howard County General Hospital, Inc. (1995-2001). (2)

On page 50, footnote 1 should be replaced in its entirety with the following:

1 Interested Director, as defined within the 1940 Act, because of the Director's employment by VALIC (Mr. Condon) or SAAMCo, a company affiliated with VALIC (Mr. Harbeck), or former employment with VALIC (Mr. Paige).

Dated: July 23, 2002